Exhibit 99.1

Key Members of BioScrip’s Leadership Team to Continue in Executive Roles with Combined Company Following Close of Option Care Merger

DENVER, June 13, 2019 -- BioScrip, Inc. (NASDAQ: BIOS) ("BioScrip"), the largest independent national provider of infusion and home care management solutions, today announced that key members of BioScrip’s leadership team will continue in executive roles with the combined company following the close of its pending merger with Option Care Enterprises, Inc. (“Option Care”).

Dan Greenleaf, President and Chief Executive Officer of BioScrip, will become Special Advisor to the newly combined company’s Board Chairman, Harry Kraemer, and Chief Executive Officer, John Rademacher. Mr. Greenleaf will provide strategic and operational counsel to ensure a smooth transition, optimize the integration of both companies, and drive long-term growth opportunities.

In addition, other members of BioScrip’s existing senior leadership team will continue with the combined company in key executive roles following the merger close, including:

•	Harriet Booker, who will continue as Chief Operating Officer;
•	Rich Denness, who will become Chief Strategy Officer;
•	John McMahon, who will become SVP Corporate Finance;
•	Bob Roose, who will continue as SVP, Procurement; and
•	Arcot Prakash, who will become VP Information Technology.

Dan Greenleaf, President and Chief Executive Officer of BioScrip, commented, “I am really pleased to have the opportunity to support both Harry and John to drive value in the newly combined company, and I am equally excited to see that the new company’s leadership team will have a strong representation from BioScrip, which has performed exceptionally well through the first five months of 2019. Speaking of performance, as reported in our first quarter earnings release, BioScrip achieved strong gross revenue growth and we expect this to continue in the second quarter of 2019. Moreover, our daily cash collection rates continue to improve as we focus on improving the fundamentals of the business. Our pending combination with Option Care will provide an incredible platform to accelerate growth for BioScrip, as the newly combined company will have a significantly improved capital structure and a market leader position in the attractive home infusion therapy services industry with unmatched scale, scope and talent.”

About BioScrip, Inc.

BioScrip, Inc. is the largest independent national provider of infusion and home care management solutions, with approximately 2,100 teammates and nearly 70 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

FORWARD LOOKING STATEMENTS

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BioScrip and Option Care. All statements other than statements of historical facts are forward-looking statements. In addition, words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between BioScrip and Option Care, including future financial and operating results; expected synergies; BioScrip’s and Option Cares plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the acquisition that are not historical facts. Forward-looking statements are based on information currently available to BioScrip and Option Care and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties (both known and unknown), and many factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between BioScrip and Option Care, these factors could include, but are not limited to: the risk that BioScrip or Option Care may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; and the other risks contained in BioScrip’s most recently filed Annual Report on Form 10-K.

Many of these risks, uncertainties and assumptions are beyond BioScrip’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither BioScrip nor Option Care undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per BioScrip share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per BioScrip share, as applicable. Neither BioScrip nor Option Care gives any assurance (1) that either BioScrip or Option Care will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decrees, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning BioScrip, Option Care, the proposed transaction, the combined company or other matters and attributable to BioScrip or Option Care or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On April 30, 2019, BioScrip, Inc. (“BioScrip” or the “Company”) filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement and on June 6, 2019 filed a revised preliminary proxy statement (collectively, the (“preliminary proxy statement”) in connection with the proposed transaction. The definitive proxy statement will be sent to the stockholders of BioScrip and will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement and other relevant materials from the Company by contacting Investor Relations by mail at 1600 Broadway, Suite 700, Denver, CO 80202, Attn: Investor Relations, by telephone at (720) 697-5200, or by going to the Company’s Investor Relations page on its corporate web site at https://investors.bioscrip.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters discussed above. Information about the Company’s directors and executive officers is set forth in the Proxy Statement on Schedule 14A for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on April 30, 2019. This document can be obtained free of charge from the sources indicated above. Information regarding the ownership of the Company’s directors and executive officers in the Company’s securities is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Investor Contacts:

Stephen Deitsch	Kalle Ahl, CFA
Chief Financial Officer & Treasurer	The Equity Group
T: (720) 697-5200	T: (212) 836-9614
stephen.deitsch@bioscrip.com	kahl@equityny.com